UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2008 (June 25, 2008)
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS INC. AND SUBSIDIARIES

Item 8.01	Other Events
     On June 25, 2008, Pixelworks, Inc. (the “Company”) received notification from the Nasdaq Stock Market that the Company has regained compliance with the requirements for continued listing on the Nasdaq Global Market, and that this matter is now closed.
     Previously, as disclosed in a Current Report on Form 8-K dated December 28, 2007, NASDAQ had previously informed the Company that Pixelworks had until June 23, 2008 to regain compliance with Nasdaq Marketplace Rule 4450(a)(5) by maintaining a closing bid price of $1.00 per share or higher for at least 10 consecutive business days.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 25, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By:	/s/ Steven L. Moore
Date: June 26, 2008		Steven L. Moore
Vice President, Chief Financial Officer, Secretary and Treasurer